UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: November 19, 2008): November 21, 2008

NEW YORK & COMPANY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-32315 (Commission File Number)	33-1031445 (IRS Employer Identification No.)

450 West 33rd Street
5th Floor
New York, New York 10001
(Address of principal executive offices, including  Zip Code)

(212) 884-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers;  Election of Directors;  Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The Company, its senior management and its Board of Directors have agreed to modify the spring bonus plan under the Company’s Incentive Compensation Plan, such that target bonuses for senior management will be reduced by 50% and will not be paid with cash but rather will be paid with an award of the Company’s common stock if the Company achieves the applicable operating income targets for Spring 2009 that were approved by the Compensation Committee of its Board of Directors.  The Company believes these changes align the interests of senior management and the Company’s shareholders.  For a further description of the Company’s Incentive Compensation Plan, refer to its 2008 Proxy Statement filed with the Securities and Exchange Commission on May 22, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW YORK & COMPANY, INC.

/s/ Sheamus G. Toal
Date: November 21, 2008	Name:	Sheamus G. Toal
	Title:	Executive Vice President and
Chief Financial Officer